Exhibit 99.3

COMTECH TELECOMMUNICATIONS FILES PRELIMINARY PROXY MATERIALS TO
ELECT TWO INDEPENDENT NOMINEES TO ITS BOARD OF DIRECTORS

Melville, New York – November 14, 2011 – Comtech Telecommunications Corp. (NASDAQ: CMTL) announced today that it has filed with the U.S. Securities and Exchange Commission preliminary proxy materials with regard to its upcoming Fiscal 2011 Annual Meeting of Stockholders (the "Annual Meeting") to be held on January 18, 2012. Comtech’s Board of Directors has nominated a slate of two independent, highly qualified director nominees, including one incumbent director, Ira Kaplan, and one new director candidate, Dr. Stanton Sloane, President, CEO and Board Member of Decision Sciences International Corporation. Dr. Sloane is being nominated for the Board seat currently held by Gerard R. Nocita, who, as announced today, will not be standing for re-election to the Board due to personal health reasons but will continue his role until his successor is duly elected by stockholders. The Comtech Board of Directors unanimously recommends stockholders to vote for Comtech’s nominees using the WHITE proxy card upon receipt of the Company’s definitive proxy materials.

“We are pleased to announce that Ira Kaplan and Stan Sloane will stand for election at our upcoming Annual Meeting,” said Edwin Kantor, Lead Independent Director and Chairman of the Nominating and Governance Committee of Comtech’s Board. “Ira has been a valuable member of our Board of Directors, serving on our Audit, Nominating and Governance and Executive Compensation Committees, and brings a wealth of management experience as the former President and Chief Operating Officer of EDO Corporation, a company in a similar industry. I look forward to have him continue his service to Comtech. I am also pleased that Stan has agreed to join our Board of Directors. Stan is a highly respected technology industry veteran. Comtech’s management team and Board members are excited to tap into his leadership experience and industry expertise.”

“We are confident that we have the right individuals as director nominees with the complementary skill set, relevant experience and insights to continue our long-standing history of creating value for all stockholders,” said Fred Kornberg, Chairman, CEO and President of Comtech. “Our Board consists of highly qualified directors committed to providing effective guidance and oversight and acting in the best interests of all Comtech stockholders.”

The credentials of Comtech’s two nominees are summarized below:

Ira Kaplan – Mr. Kaplan has been a director of the Company since 2002. With more than 40 years of experience holding executive positions at EDO Corporation, Mr. Kaplan brings valuable experience arising from his deep understanding of the defense industry and provides perspective on the Company’s government and commercial business opportunities, supply chain and general management matters. Mr. Kaplan retired as Executive Vice President and Chief Operating Officer in July 2001 from EDO, a supplier of sophisticated, highly engineered products and systems for defense, aerospace and industrial applications. Previously, Mr. Kaplan was the President and Chief Operating Officer of EDO Corporation from 1998 to 2000. EDO was subsequently purchased by ITT.

Dr. Stanton Sloane – Dr. Sloane has served in various senior leadership positions at technology, security and defense companies. Dr. Sloane’s strong leadership track record and deep knowledge of the technology sector is a welcome addition to Comtech’s seasoned board, providing tremendous value to the Company. He currently serves as President, CEO and Board Member of Decision Sciences International Corporation, an advanced security and detection systems company. Prior to his current role, Dr. Sloane was President, CEO and Board Member of SRA International (“SRA”), a technology and information solutions company. Under Dr. Sloane’s helm, SRA grew significantly during his four-year tenure from April 2007 to July 2011. He played a key role in managing the sale of SRA, then a $1.8 billion NYSE-listed company, to a private equity group, at which time he then left and subsequently took his current position. Prior to joining SRA, Dr. Sloane served as Executive Vice President at Lockheed Martin’s Integrated Systems & Solutions, a $5 billion revenue-generating division with 14,000 employees under his management.

Given the nominees’ strong credentials that are directly relevant to the Company, the Comtech Board of Directors believe its independent, highly qualified director candidates are the right individuals to serve on the Board and provide the Company with the leadership, guidance and expertise to act in the best interests of Comtech’s future prospects and its stockholders.

About Comtech
Comtech Telecommunications Corp. (“Comtech” or the “Company”) designs, develops, produces and markets innovative products, systems and services for advanced communications solutions. The Company believes many of its solutions play a vital role in providing or enhancing communication capabilities when terrestrial communications infrastructure is unavailable, inefficient or too expensive. The Company conducts business through three complementary segments: telecommunications transmission, RF microwave amplifiers and mobile data communications. The Company sells products to a diverse customer base in the global commercial and government communications markets. The Company believes it is a market leader in the market segments that it serves.

Cautionary Statement Regarding Forward-Looking Statements
Certain information in this press release contains forward-looking statements, including but not limited to, information relating to the Company’s future performance and financial condition, plans and objectives of the Company’s management and the Company’s assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under the Company’s control which may cause its actual results, future performance and financial condition, and achievement of plans and objectives of the Company’s management to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include the nature and timing of receipt of, and the Company’s performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales, rapid technological change, evolving industry standards, frequent new product announcements and enhancements, changing customer demands, changes in prevailing economic and political conditions; risks associated with the Company’s legal proceedings and other matters; risks associated with the Company’s MTS and BFT contracts, including the Company's ongoing negotiations with the U.S. Army and pending audit of its BFT-1 contract; risks associated with the Company’s obligations under its revolving credit facility; and other factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Important Information
On November 14, 2011, Comtech filed with the SEC a preliminary proxy statement in connection with the upcoming Fiscal 2011 Annual Meeting of Stockholders (the “Annual Meeting”), which is available free of charge at the SEC’s website at www.sec.gov and Comtech’s website at www.comtechtel.com. Comtech plans to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the Annual Meeting. Investors and security holders are urged to read the preliminary proxy statement, which is available now, and the definitive proxy statement relating to the Annual Meeting and any other relevant documents, including the WHITE proxy card, filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents, including the WHITE proxy card, that Comtech files with the SEC at the SEC’s website at www.sec.gov and Comtech’s website at www.comtechtel.com. In addition, the definitive proxy statement and other documents, including the WHITE proxy card, filed by Comtech with the SEC may be obtained from Comtech free of charge by directing a request to Comtech Telecommunications Corp., Attn: Investor Relations, 68 South Service Road, Suite 230, Melville, New York 11747.

Certain Information Regarding Participants
Comtech, its directors and certain executive officers and employees may be deemed to be participants in the solicitation of Comtech’s security holders in connection with the Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Comtech’s Annual Report on Form 10-K for the year ended July 31, 2011, which was filed with the SEC on September 27, 2011, and its preliminary proxy statement for the Annual Meeting, which was filed with the SEC on November 14, 2011. To the extent holdings of Comtech securities have changed since the amounts printed in the preliminary proxy statement for the Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the Annual Meeting when it is filed by Comtech with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Comtech’s website at www.comtechtel.com.

PCMTL

Contacts:
Michael D. Porcelain, Senior Vice President and Chief Financial Officer
631-962-7000
info@comtechtel.com

Brunswick Group
Steve Lipin / Monika Driscoll
212-333-3810

Innisfree M&A Incorporated
Art Crozier / Jennifer Shotwell / Larry Miller
212-750-5833

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